UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2021

Stride, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Stride, Inc. (the “Company”) was held on December 10, 2021.  The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to this meeting, which describe in detail each of the proposals submitted to stockholders at the meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1:  Election of Directors

The nine nominees for the Board of Directors of the Company were elected to hold office until the next annual meeting of stockholders or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Aida M. Alvarez	31,135,459	3,114,360	2,629,767
Craig R. Barrett	33,014,218	1,235,601	2,629,767
Robert L. Cohen	33,914,519	335,300	2,629,767
Nathaniel A. Davis	31,506,397	2,743,422	2,629,767
Steven B. Fink	31,377,195	2,872,624	2,629,767
Victoria D. Harker	23,412,115	10,837,704	2,629,767
Robert E. Knowling, Jr.	33,430,471	819,348	2,629,767
Liza McFadden	33,858,790	391,029	2,629,767
James J. Rhyu	33,796,948	452,871	2,629,767

Proposal 2:  Ratification of Appointment of Independent Auditor

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 was ratified with 36,327,849 votes for, 152,984 votes against, 398,753 abstentions, and no broker non-votes.

Proposal 3:  Advisory Vote to Approve Named Executive Officer Compensation

The compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement, was approved on an advisory basis (non-binding). There were 25,565,621 votes for, 8,247,486 votes against, 436,712 abstentions, and 2,629,767 broker non-votes.

Proposal 4: Stockholder Proposal regarding a Report on Lobbying

The stockholder proposal regarding a report on lobbying that was included in the proxy statement was not considered or voted on at the annual meeting because the stockholder proponent did not send a representative to the annual meeting to present its proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stride, Inc.

Date:	December 20, 2021	By:	/s/Vincent W. Mathis
		Name:	Vincent W. Mathis
		Title:	Executive Vice President, General Counsel and Secretary